UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2015

STATIONDIGITAL CORPORATION

(formerly known as Alarming Devices, Inc.)

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-157010	26-3062327
(State of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Highland Park Two, 5700 Oakland Ave, #200, St. Louis, Missouri 63110

(Address of principal executive offices)

Registrant's telephone number, including area code: (855) 782-8466

Copy of correspondence to:

Darrin Ocasio, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway

New York, New York 10006

Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Merger Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Merger Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Merger Act (17 CFR 240.13e -4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 27, 2015, Steven Marr, the Company’s Chief Financial Officer and Principal Accounting Officer advised the Company that he is resigning from his positions as Chief Financial Officer and Principal Accounting Officer effective as of the same date. Mr. Marr’s decision to resign did not result from any disagreement with the Company, the Company’s management or the Board of Directors.

The Company intends to conduct a search for a new Chief Financial Officer/ Principal Accounting Officer. Edward Storm, the Company’s Chief Operating Officer, will assume the role of interim Chief Financial Officer/ Principal Accounting Officer until a new Chief Financial Officer/ Principal Accounting Officer is appointed.

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATIONDIGITAL CORPORATION

Date: September 2, 2015	By:	/s/ Louis Rossi
Name: Louis Rossi
Title: Chief Executive Officer